Exhibit 99.6
VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. METAVANTE TECHNOLOGIES, INC. 4900 WEST BROWN DEER ROAD ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS MILWAUKEE, WI 53223 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M15736-S47716 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY METAVANTE TECHNOLOGIES, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MERGER PROPOSAL. Vote on Proposals For Against Abstain 1. To approve and adopt the Agreement and Plan of Merger, dated as of March 31, 2009, by and among Fidelity National 0 0 0 Information Services, Inc., Cars Holdings, LLC, and Metavante Technologies, Inc., as such agreement may be amended from time to time, and the transactions it contemplates. 2. To approve the adjournment of the Special Meeting, including, if necessary or appropriate, to solicit additional proxies in the 0 0 0 event that there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposal. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT! You can vote in one of three ways: 1. Call toll-free 1-800-690-6903 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. or 2. Vote by Internet at our Internet Address: www.proxyvote.com or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE VOTE S PLEASE DETACH HERE S M15737-S47716 METAVANTE TECHNOLOGIES, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2009 The undersigned hereby appoints Donald W. Layden, Jr. and Stacey A. Lombardi, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Metavante Technologies, Inc. held of record by the undersigned as of June 29, 2009, at the Special Meeting of Shareholders to be held at 8:00 a.m., eastern time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022 on [ ], 2009, or any adjournment thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF METAVANTE TECHNOLOGIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE REVERSE, AND IN ACCORDANCE WITH THE JUDGMENT OF THE INDIVIDUALS NAMED AS PROXIES HEREIN, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. If the undersigned holds Metavante Technologies, Inc. common stock through the Metavante Retirement Program, this proxy will constitute voting instructions to the plan trustee for the voting of those shares. The trustee for the Metavante Retirement Program will vote the shares you hold through the plan as you direct. If voting instructions are not received for shares held in the plan, the trustee will vote those shares in the same proportion as shares of Metavante common stock in the plan for which voting instructions have been received are voted. (Continued on reverse side)